Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATIONS

     The undersigned, Mark Sampson, President and Chief Executive Officer of Nexaira Wireless Inc. (the “Company”), and Ralph Proceviat, Chief Financial Officer of the Company, each hereby certifies pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. Section 1350), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     1. The Annual Report on Form 10-K of the Company for the year ended October 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Annual Report on Form 10-K of the Company for the year ended October 31, 2009 fairly presents, in all material respects, the financial condition and the results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 29thth day of January, 2010.

/s/ MARK SAMPSON
Mark Sampson
President and Chief Executive Officer
(Principal Executive Officer)

/S/ RALPH PROCEVIAT
Ralph Proceviat
Chief Financial Officer
(Principal Financial and Accounting Officer)